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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): DECEMBER 31, 1996

                              LIFECELL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                 0-19890                 76-0172936
  (State of Incorporation)   (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)

     3606 RESEARCH FOREST DRIVE
        THE WOODLANDS, TEXAS                                   77381
(Address of Principal Executive Offices)                         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 367-5368

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ITEM 5.  OTHER EVENTS


      At the request of The Nasdaq Stock Market, LifeCell Corporation (the "Company") is filing this Current Report on Form 8-K which includes its balance sheet as of November 30, 1995 to evidence the Company's compliance with The Nasdaq Stock Market's continuing listing requirements for SmallCap issuers.

EXHIBIT A: LifeCell Corporation Balance Sheet as of November 30, 1996.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIFECELL CORPORATION

Dated: December 31, 1996            By: /s/ PAUL M. FRISON
                                            Paul M. Frison
                                    President and Chief Executive Officer

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                                                                       EXHIBIT A

                             LIFECELL CORPORATION
                                 Balance Sheet
                               November 30, 1996
                                  (Unaudited)



Assets

   Cash and cash equivalents                                     $11,039,707.73
   Accounts receivable, net                                          432,705.18
   Inventories                                                       774,020.22
   Prepayment and other                                               62,843.87
                                                               ----------------

      Total Current Assets                                        12,309,277.00

   Furniture and equipment, net                                      444,453.88
   Intangible assets, net                                            324,258.94
                                                               ----------------
      Total Assets                                               $13,077,989.82

Liabilities

   Accounts payable                                                 $264,608.66
   Notes payable                                                      18,761.11
   Accrued liabilities                                               393,839.82
   Deferred revenues                                               1,682,902.12
                                                                ---------------
      Total Liabilities                                            2,360,111.71
                                                                ===============
Stockholders' Equity

   Series A preferred stock                                        5,663,349.98
   Series B preferred stock                                              124.16
   Common stock                                                        4,778.89
   Warrants                                                          423,218.00
   Paid-in capital                                                33,251,598.84
   Accumulated deficit                                           (25,072,129.43)
   Current year deficit                                           (3,553,062.33)
                                                                ---------------
      Total Stockholders' Equity                                  10,717,878.11
                                                               ----------------
      Total Liabilities and Stockholders' Equity                 $13,077,989.82
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